Exhibit 21

Company Name	Jurisdiction
7158 Willoughby, LLC	Delaware
AICP LLC	Delaware
Alban Towers, LLC	District of Columbia
Archstone Europe Trading B.V.	Netherlands
AMERITON Properties Incorporated	Maryland
API Cameron Park LLC	Delaware
API Dadeland LLC	Delaware
API Emeryville Parkside	Delaware
API Emeryville Watertower LLC	Delaware
API Fox Plaza LLC	Delaware
API Hibiscus LLC	Delaware
API Laurel Crossing LLC	Delaware
API Manhattan Incorporated	Delaware
API Mission North LLC	Delaware
API Roosevelt Center Incorporated	Delaware
API Town Center South I LLC	Delaware
API Town Center South II LLC	Delaware
API Town Center South III LLC	Delaware
Archstone Builders Incorporated	Delaware
Archstone BV	Netherlands
Archstone Deutsche RE Holding GmbH	Germany
Archstone Deutsche RE Trading GmbH	Germany
Archstone Foundation	Colorado
Archstone Management Services Incorporated	Delaware
Archstone Property Management (California) Incorporated	Delaware
Archstone Property Management LLC	Delaware
Archstone Vinnin Square LLC	Delaware
Archstone-Smith Communities LLC	Delaware
Archstone-Smith Unitholder Services LLC	Delaware
ASN 50th Street LLC	Delaware
ASN Arbor Vista L.P.	Delaware
ASN Aston LLC	Delaware
ASN Bay Landing 1031 LLC	Delaware
ASN Bay Landing LLC	Delaware

Company Name	Jurisdiction
ASN Bay Meadows I LLC	Delaware
ASN Bay Meadows II LLC	Delaware
ASN Bell Lakes LLC	Delaware
ASN Bellevue LLC	Delaware
ASN Bowie LLC	Delaware
ASN Brooklyn Heights LLC	Delaware
ASN Calabasas I LLC	Delaware
ASN Calabasas II LLC	Delaware
ASN Chicago LLC	Delaware
ASN City Place LLC	Delaware
ASN Clinton Green Member LLC	Delaware
ASN Dulles LLC	Delaware
ASN Dupont Circle LLC	Delaware
ASN Estancia LLC	Delaware
ASN Europe Trading Incorporated	Delaware
ASN Europe Trading U.S. Incorporated	Delaware
ASN Fairfax Corner LLC	Delaware
ASN Foundry LLC	Delaware
ASN Fox Plaza LLC	Delaware
ASN Fremont LLC	Delaware
ASN Gaithersburg LLC	Delaware
ASN Hoboken I LLC	Delaware
ASN Hoboken II LLC	Delaware
ASN Holdings LLC	Delaware
ASN Kendall Square LLC	Delaware
ASN Key West LLC	Delaware
ASN LaJolla LLC	Delaware
ASN Lake Mendota Investments LLC	Delaware
ASN Lakeshore East LLC	Delaware
ASN Las Flores LLC	Delaware
ASN Long Beach LLC	Delaware
ASN Los Feliz LLC	Delaware
ASN Maple Leaf (Office) LLC	Delaware
ASN Maple Leaf Member LLC	Delaware
ASN Marina Del Rey LLC	Delaware
ASN Marina LLC	Delaware

Company Name	Jurisdiction
ASN Meadow Wood LLC	Delaware
ASN Mission Center LLC	Delaware
ASN Mission Gorge LLC	Delaware
ASN Mountain View LLC	Delaware
ASN Multifamily Limited Partnership	Delaware
ASN Murray Hill LLC	Delaware
ASN Northgate LLC	Delaware
ASN Park Essex LC	Delaware
ASN Pasadena LLC	Delaware
ASN Placentia Place LLC	Delaware
ASN Portofino LLC	Delaware
ASN Presidio View LLC	Delaware
ASN Quarry Hills 1031 LLC	Delaware
ASN Quarry Hills LLC	Delaware
ASN Reading LLC	Delaware
ASN Redmond LLC	Delaware
ASN Redmond Park LLC	Delaware
ASN RH Member LLC	Delaware
ASN Richardson Highlands LLC	Delaware
ASN Rockville LLC	Delaware
ASN Rolling Hills Manager LLC	Delaware
ASN Roosevelt Center LLC	Delaware
ASN San Diego LLC	Delaware
ASN San Jose LLC	Delaware
ASN Santa Monica LLC	Delaware
ASN Seattle LLC	Delaware
ASN Sonoma LLC	Delaware
ASN StoneRidge LLC	Delaware
ASN StoneRidge Manager LLC	Delaware
ASN Studio City LLC	Delaware
ASN Summit LLC	Delaware
ASN Sunset LLC	Delaware
ASN Symphony Place LLC	Delaware
ASN Tanforan Crossing I LLC	Delaware
ASN Tanforan Crossing II LLC	Delaware
ASN Technologies, Inc.	Delaware

Company Name	Jurisdiction
ASN Texas GP LLC	Delaware
ASN Thousand Oaks Plaza LLC	Delaware
ASN Ventura LLC	Delaware
ASN Virginia Holdings LLC	Delaware
ASN Walnut Creek LLC	Delaware
ASN Warner Center LLC	Delaware
ASN Washington Boulevard LLC	Delaware
ASN Watertown LLC	Delaware
ASN West End LLC	Delaware
ASN Westmont LLC	Delaware
ASN Wisconsin Place (Residential) LLC	Delaware
ASN Wisconsin Place (Retail ) LLC	Delaware
ASN Woodland Hills East LLC	Delaware
ASN Worthington Place LLC	Delaware
ASN-Massachusetts Holdings (1) LLC	Delaware
ASN-Massachusetts Holdings (2) LLC	Delaware
ASN-Massachusetts Holdings (3) LLC	Delaware
ASN-Massachusetts Holdings (4) LLC	Delaware
ASN-Massachusetts Holdings (5) LLC	Delaware
ASN-Washington Holdings (1) LLC	Delaware
Brandywine Apartments of Maryland, LLC	Maryland
Capital Mezz LLC	Delaware
Casco Dunwoody LLC	Delaware
Casco GP LLC	Delaware
Casco Properties LP	Delaware
Casco Property Trust LLC	Delaware
Casco Thornbury Bay LLC	Delaware
Chateau Marina LLC	Delaware
Courthouse Hill LLC	Delaware
Detroit Village LLC	Delaware
Elk Sierra LLC	Delaware
Fiji Villas, LLC	Delaware
First Herndon Associates Limited Partnership	Delaware
Golden State Mezz LLC	Delaware
Katahdin GP LLC	Delaware
Katahdin Properties LP	Delaware

Company Name	Jurisdiction
Katahdin Property Trust LLC	Delaware
La Brea Gateway LLC	Delaware
Lake Mendota Investments LLC	Delaware
LMI Cheshire Bridge LLC	Delaware
LMI Pembroke Landings LLC	Delaware
LMI Preston Park LLC	Delaware
LMI Riverbend LLC	Delaware
LMI Rosemont LLC	Delaware
LMI Windward Park LLC	Delaware
Metropolitan Acquisition Finance LP	Delaware
Monadnock Harbour Cove LLC	Delaware
Monadnock Property Trust, LLC	Delaware
Monadnock Texas LP	Texas
Monterey Ranch Residential & Commercial Community Property Owners Association Inc.	Texas
Museum Gardens LLC	Delaware
Northblock Lofts, LLC	Delaware
Oakwood Las Colinas L.P.	Delaware
OEC Holdings, LLC	Delaware
The Lakes Holdings, LLC	Delaware
Panorama Insurance Ltd.	Bermuda
Prospector Diversified Assets LLC	Delaware
PTR — California Holdings (1) LLC	Delaware
PTR — California Holdings (3) LLC	Delaware
PTR — Colorado (1) LLC	Colorado
R&B Realty Group II, LLC	Delaware
RPG Orange, LLC	Delaware
SCA-North Carolina (1) LLC	Delaware
SCA-North Carolina (2) LLC	Delaware
Smith Property Holdings 2000 Commonwealth L.L.C.	Delaware
Smith Property Holdings 4411 Connecticut Avenue LLC	Delaware
Smith Property Holdings Alban Towers L.L.C.	Delaware
Smith Property Holdings Alban Towers Two L.L.C.	Delaware
Smith Property Holdings Ballston Place L.L.C.	Delaware
Smith Property Holdings Buchanan House LLC	Delaware
Smith Property Holdings Columbia Road L.P.	Delaware

Company Name	Jurisdiction
Smith Property Holdings Consulate LLC	Delaware
Smith Property Holdings Cronin’s Landing L.P.	Massachusetts
Smith Property Holdings Crystal Houses LLC	Delaware
Smith Property Holdings Crystal Plaza LLC	Delaware
Smith Property Holdings Crystal Towers L.P.	Delaware
Smith Property Holdings Five (D.C.) L.P.	Delaware
Smith Property Holdings Five L.P.	Delaware
Smith Property Holdings Four L.P.	Delaware
Smith Property Holdings Kenmore L.P.	Delaware
Smith Property Holdings Lincoln Towers LLC	Delaware
Smith Property Holdings One (D.C.) L.P.	Delaware
Smith Property Holdings One L.P.	Delaware
Smith Property Holdings Parc Vista LLC	Delaware
Smith Property Holdings Reston Landing LLC	Delaware
Smith Property Holdings Sagamore Towers LLC	Delaware
Smith Property Holdings Seven L.P.	Virginia
Smith Property Holdings Six (D.C.) L.P.	Delaware
Smith Property Holdings Six L.P.	Delaware
Smith Property Holdings Springfield LLC	Delaware
Smith Property Holdings Superior Place LLC	Delaware
Smith Property Holdings Three (D.C.) L.P.	Delaware
Smith Property Holdings Three L.P.	Delaware
Smith Property Holdings Two (D.C.) L.P.	Delaware
Smith Property Holdings Two L.P.	Delaware
Smith Property Holdings Van Ness L.P.	Delaware
Smith Property Holdings Water Park Towers LLC	Delaware
Smith Property Holdings Wilson LLC	Delaware
Smith Realty Company	Maryland
SPH Springfield Station L.L.C.	Delaware
Square 673 Apartments LLC	Delaware
Texas GP Properties LLC	Delaware
TRG-Pembroke Road, LLC	Florida
Warner Pointe, LLC	Delaware
Westminster Estates, LLC	Texas
Wisconsin Place Residential LLC	Delaware